SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                                  May 20, 1996
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                 Date of Report (date of earliest event reported)

                        ARMANINO FOODS OF DISTINCTION, INC.
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               Exact name of Registrant as Specified in its Charter

        Colorado                  0-18200                 84-1041418
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State or Other Jurisdiction   Commission File     IRS Employer Identification
     of Incorporation             Number                    Number

              30588 San Antonio Street, Hayward, California 94544
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           Address of Principal Executive Offices, Including Zip Code

                               (510) 441-9300
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               Registrant's Telephone Number, Including Area Code

ITEM 5.   OTHER EVENTS.

           On May 20, 1996, Armanino Foods of Distinction, Inc. (the "Company") acquired all of the issued and outstanding shares of Alborough, Inc. of Hayward, California, which does business as Emilia Romagna Foods ("Emilia Romagna"). The terms of the transaction included a cash payment of $700,000 and certain earn-out provisions.

          Emilia Romagna is a manufacturer of highly specialized, up-scale flat and filled Italian pasta products for the industrial and food service markets. One of the owners of Emilia Romagna, Mr. Donato DeMarchi, an expert in the manufacture and production of up-scale Italian foods, and Joe Johnson, a key employee who was formerly with Fresh Choice, will become employees of the Company.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ARMANINO FOODS OF DISTINCTION, INC.

Dated: May 30, 1996                   By /s/ William J. Armanino
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                                        William J. Armanino
                                        President and Chief Executive Officer